GOLDMAN SACHS TRUST
Goldman Sachs Municipal Fixed Income Funds

Class B Shares of the

Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs High Yield Municipal Fund

Supplement dated June 29, 2009 to the
Prospectus dated July 29, 2008 (the “Prospectus”)

Goldman Sachs Short Duration and Government Fixed Income Funds

Class B Shares of the

Goldman Sachs Short Duration Government Fund
Goldman Sachs Government Income Fund
Goldman Sachs Enhanced Income Fund

Supplement dated June 29, 2009 to the
Prospectus dated July 29, 2008 (the “Prospectus”)

Goldman Sachs Multi Sector Fixed Income Funds

Class B Shares of the

Goldman Sachs Core Fixed Income Fund
Goldman Sachs Core Plus Fixed Income Fund
Goldman Sachs Global Income Fund

Supplement dated June 29, 2009 to the
Prospectus dated July 29, 2008 (the “Prospectus”)

Goldman Sachs Single Sector Fixed Income Funds

Class B Shares of the

Goldman Sachs High Yield Fund

Supplement dated June 29, 2009 to the
Prospectus dated July 29, 2008 (the “Prospectus”)

(collectively, the “Funds”)

Effective November 2, 2009 (the “Effective Date”), Class B shares of each Fund will no longer be available for purchase by new or existing shareholders.

Shareholders who invest in Class B shares prior to the Effective Date may continue to hold their Class B shares until they convert automatically to Class A shares, as described in each Fund’s Prospectus. Class B shareholders may also continue to reinvest dividends and capital gains into their accounts after the Effective Date. Class B shareholders with automatic investment plans into Class B Shares will no longer be able to make automatic investments into Class B shares after the Effective Date. Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds after the Effective Date. Please note that, as described in their Prospectuses, the Class B shares of the Enhanced Income Fund, Short Duration Government Fund and Short-Duration Tax-Free Fund do not accept exchanges.

Additional purchase requests for a Fund’s Class B shares received by the Funds after the Effective Date will be rejected.

Additionally, with respect to the Goldman Sachs Short Duration Government Fund, the Prospectus is hereby amended to reflect that Class B Shares of Fund automatically convert into Class A Shares of the at the end of the calendar quarter that is eight years after the purchase date. Accordingly, the Prospectus is hereby revised as follows:

The text in the chart relating to the Conversion Feature of Class B Shares under “What Alternative Sales Arrangements Are Available?” in the section of the Prospectus titled “Shareholder Guide” on page 38 is deleted in its entirety and replaced with the following:

Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the quarter that is 8 years after the purchase date.

The first sentence under “What Should I Know About The Automatic Conversion Of Class B Shares?” in the section of the Prospectus titled “Shareholder Guide” on page 51 is deleted in its entirety and replaced with the following:

Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

This Supplement should be retained with your Prospectus for future reference.

00067971
FIBSTK 06-09